                                                                  Exhibit 10.7


                                DIMAC CORPORATION
                    5775 PEACHTREE DUNWOODY ROAD, SUITE C-150
                             ATLANTA, GEORGIA 30342


March 31, 1999


MDC Management Company IV, LLC
65 East 55th Street
New York, New York  10022


         Reference is made to that certain Advisory Services Agreement (the "Advisory Services Agreement"), dated as of June 26, 1998, by and between DIMAC Corporation (formerly DMAC Acquisition Corp.) (the "Company") and MDC Management Company IV, LLC ("MDC IV").

         MDC IV agrees that until the fees payable under the Advisory Services Agreement are permitted to be made pursuant to that certain Amended and Restated Credit Agreement (as amended supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of October 22, 1998, by and among the Company, as Borrower, DIMAC Holdings, Inc., as a Guarantor, the Lenders listed therein, as Lenders, Credit Suisse First Boston, as Administrative Agent and Arranger, Warburg Dillon Read LLC, as Syndication Agent, and First Union National Bank, as Documentation Agent, then MDC IV shall not be paid such fees but rather such fees shall accrue and shall be payable by the Company when permitted by the Credit Agreement.

                                        DIMAC CORPORATION

                                        By:          /s/ Scott P. Ebert
                                           -------------------------------------
                                           Name:   Scott P. Ebert
                                           Title:  Vice President and Controller


                                        MDC MANAGMENT COMPANY IV, LLC,
                                        a California limited liability company

                                        By:         /s/ George E. McCown
                                           -------------------------------------
                                           Name:   George E. McCown
                                           Title:  Managing Director


                                      -2-